Fees Summary	Nov. 04, 2025 USD ($) shares
Fees Summary [Line Items]
Total Offering	$ 1,015,000.00
Previously Paid Amount	0.00
Total Fee Amount	140.18
Total Offset Amount	$ 0.00
Narrative Disclosure	Fee per Rule 457(r)
Net Fee	$ 140.18
Narrative - Max Aggregate Offering Amount | shares	1,015,000
Final Prospectus	true